SALISBURY BANCORP, INC.

Salisbury Bancorp, Inc. is the holding company for Salisbury Bank and Trust Company



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2017 Annual Meeting of Shareholders

Forward Looking Statements

This presentation contains certain statements that may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results, performance or achievements of Salisbury may differ materially from those discussed in these forward-looking statements. We refer you to the documents Salisbury files from time to time with the Securities and Exchange Commission, especially the Company’s last filed Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. You should carefully review all of these factors, and you should be aware that there may be other factors that could cause these differences. These forward-looking statements were based on information, plans and estimates at the date of this presentation, and Salisbury assumes no obligation to update forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Unaudited data

All of the financial data presented herein is unaudited.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Welcome

- Michael A. Varet, Chairman
  Salisbury Bancorp, Inc.

In Memoriam

Rudolph P. "Rudy" Russo



- SAL Director since 2014
- Committees:
  - ALCO/Investment
  - Audit
  - Trust
- 3/12/1930 – 4/06/2017

Business of the Meeting

1. Election of four Directors for a 3-year term to join those continuing Directors whose terms do not expire at this meeting
2. Ratification of the Appointment of Independent Auditors
3. Non-binding advisory vote on the compensation of the Named Executive Officers
4. Approval of the 2017 Long Term Incentive Plan
5. Other Business

Current Board of Directors

- Louis E. Allyn, II
- Charles M. Andola
- George E. Banta
- Arthur J. Bassin
- Louise F. Brown (retiring 5/17/17)
- Richard J. Cantele, Jr.
- David B. Farrell
- Michael D. Gordon
- Polly Diane Hoe
- Nancy F. Humphreys
- Holly J. Nelson
- John F. Perotti
- Michael A. Varet (Chair)

Louise F. Brown



- SAL Director since 1992
- Committees:
  - Nominating and Governance
  - Trust
- Retiring from the Board at the end of term today after 25 years of service to Salisbury

Riverside Division Advisory Board

- Thomas C. DeBenedictus
- Ira Effron
- Austin "Brud" Hodgkins
- Paul S. Hoffner
- Stephen P. Lumb (Chair)
- David S. MacFarland
- John P. O'Shea
- David E. Petrovits
- Steven R. Turk
- Carl S. Wolfson

Executive Team of Salisbury Bank

- **Richard J. Cantele, Jr.**, President, Chief Executive Officer
- **John M. Davies**, President of NY Region, Chief Lending Officer
- **James E. Cotter**, Executive Vice President, Chief Operating Officer
- **Donald E. White**, Executive Vice President, Chief Financial Officer
- **Todd M. Clinton**, Executive Vice President, Chief Risk Officer
- **Richard P. Kelly**, Executive Vice President, Chief Credit Officer
- **Elizabeth A. Summerville**, Executive Vice President, Chief Retail Officer
- **Steven M. Essex**, Executive Vice President, Head of Trust and Wealth Advisory

Guests

- **Glen MacLeod**, CPA, Principal, Baker Newman Noyes
- **Jennifer DiBella**, Esq., Partner, Cranmore, FitzGerald & Meaney

Business of the Meeting

1. Election of four Directors for a 3-year term to join those continuing Directors whose terms do not expire at this meeting
2. Ratification of the Appointment of Independent Auditors
3. Non-binding advisory vote on the compensation of the Named Executive Officers
4. Approval of the 2017 Long Term Incentive Plan
5. Other Business

1. Election of Directors

For terms expiring in 2020

- Charles M. Andola
- George E. Banta
- Richard J. Cantele, Jr.
- Nancy F. Humphreys

2. Ratification of the Appointment of Independent Auditors

- Baker Newman & Noyes, P.A., LLC

3. Non-binding Advisory Vote on the Compensation of the Named Executive Officers

- To approve, on a non-binding advisory basis, the compensation of the Named Executive Officers.

4. Approval of the 2017 Long Term Incentive Plan

- To approve the proposed Salisbury Bancorp, Inc. 2017 Long Term Incentive Plan.

Polls Closed

- Tabulation of Votes

Outline

- Company Profile
- 2016 Year in Review
- 2017 First Quarter Results
- 2017 Objectives
- Questions

SALISBURY BANCORP, INC.

Company Profile

enriching!



Total Assets
Total Deposits
Dollars ($MM)
$1200.0
$1000.0
$800.0
$600.0
$400.0
$200.0
$0.0
1848
1925
1963
1983
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
$205.00
$283.60
$293.11
$311.10
$423.10
$402.92
$450.34
$461.96
$495.75
$562.35
$575.47
$609.28
$600.81
$587.11
$855.43
$891.19
$935.37
Salisbury Savings Society founded
Merger with Robbins Burrall Trust Company (1874)
Opened Salisbury, CT branch
Opened Sharon, CT branch
People's Bank branch acquisition (Deposits: $26.4 MM)
Acquisition of Canaan National Bancorp, Inc. (Assets: $107.2 MM)
New York Community Bank branch acquisition (Deposits: $3.5 MM)
$8.8 MM of perpetual preferred shares under TARP
Webster Bank NA branch acquisition (Deposits: $11.5 MM)
Opened Millerton, NY Branch
$16 MM of perpetual preferred shares through SBLF and redemption of $8.8 MM under TARP
Wealth AUA pass over $380 MM
Union Savings Bank branch acquisition (Deposits: $20.0 MM)
Acquisition of Riverside Bank (Assets: $239.0 MM)
Opened Great Barrington, MA branch
$16 MM SBLF Redemption
Issuance of $10 MM Subordinated Debt
Acquired New Paltz, NY branch


MA
BERKSHIRE
Great Barrington
South Egremont
Sheffield
Canaan
Salisbury
Lakeville
Sharon
NY
Millerton
CT
LITCHFIELD
DUTCHESS
Dover Plains
New Paltz (pending)
Poughkeepsie
Red Oaks Mill
Fishkill
ORANGE
Newburgh

Period Ending (unaudited data) ($ in millions except per share data)	2014	2015	2016	3/31/17
Share Price ($)	27.34	33.48	37.50	38.75
Tangible book value per common share ($)	25.84	27.69	28.90	29.26
Price/Book (%)	86.7	101.0	110.0	112.7
Market capitalization ($ in millions)	74.4	91.5	103.4	107.3
Common shares outstanding	2,721	2,734	2,758	2,770
Insider Ownership (%)	18.4	18.7	19.1	18.5[1]
Institutional Ownership (%)	6.65	9.12	8.68	10.04[1]
Highs/Lows ($)	30.98 / 25.88	33.70 / 26.60	38.15 / 29.51	40.00 / 37.05

(1) Data as of 4/05/2017
Source: SNL

Management Experience

- Executive Management Team – 279 years of combined industry experience
- Average industry experience – 35 years
- Average tenure with SAL – 12 years

	Years with SAL	Years in Banking/ Financial Services
Richard J. Cantele, Jr. – President and Chief Executive Office	35	35
James E. Cotter – Executive Vice President and Chief Operating Officer	1	39
Todd M. Clinton – Executive Vice President, Chief Risk Officer	30	36
John M. Davies – Regional President for New York and Chief Lending Officer	2	32
Steven Essex – Executive Vice President, Head of Trust Wealth Advisory Services	7	28
Richard P. Kelly – Executive Vice President and Chief Credit Officer	4	35
Elizabeth A. Summerville – Executive Vice President and Chief Retail Officer	12	39
Donald E. White – Executive Vice President and Chief Financial Officer	4	35

Communities

$78,917,830
Provided for 212 home mortgages in our community.

197
Number of jobs we provided in our community.

$21,500
Scholarship Funding to graduates from local area high schools.

66,580
Number of pounds of personal documents shredded in 10 FREE Community Shred Days.

4
Free Educational Seminars through Salisbury Bank YOUniversity.



215
Number of community organizations to which we provided monetary support.

$189,339
Total paid in municipal property taxes.

6,847
Number of hours our employees volunteered in our community.

$167,512,793
Made in Business Loans to 337 local businesses.

118
Number of community members who attended YOUniversity Seminars.

Employees



Employee of the Year
Maria Marrero
Loan Administrator and Analyst



President's Award
Todd Clinton
Executive Vice President and Chief Risk Officer



Rookie of the Year
James Kelly
Commercial Loan Coordinator



Volunteer of the Year
Michele LaPlante
Trust Operations Assistant

Deposits and Loans


Deposit Portfolio
CAGR 9.74%
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2012
2013
2014
2015
2016


Loan Portfolio
CAGR 14.44%
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2012
2013
2014
2015
2016

Capital


14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.45%
9.87%
10.65%
12.31%
8.56%
8.69%
2011
2012
2013
2014
2015
2016
Tier 1 Capital Ratio (to average assets)
Regulatory Well Capitalized

Trust and Wealth Advisory


Assets Under Administration
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
CAGR 5.88%
2012
2013
2014
2015
2016


Gross Revenues
$3,500
$3,250
$3,000
$2,750
$2,500
CAGR 2.54%
2012
2013
2014
2015
2016

SALISBURY BANCORP, INC.

enriching!

2016 Year in Review – Key Metrics

Net Interest Margin



4.00
3.80
3.60
3.40
3.20
3.00
3.45
3.57
3.64
3.99
3.66
3.69
3.47
2012
2013
2014
2015
2016
Percentage

Efficiency Ratio



90.00
80.00
70.00
60.00
50.00
40.00
69.38
70.70
78.41
67.65
63.03
70.08
66.74
2012
2013
2014
2015
2016
Percentage

ROAA



1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.64
0.66
0.37
0.94
0.73
0.72
0.58
2012
2013
2014
2015
2016
Percentage

ROAE



10.00
8.00
6.00
4.00
2.00
0.00
7.22
7.01
3.88
9.36
7.36
7.16
5.72
2012
2013
2014
2015
2016
Percentage

Peer Group Average

Impact of Purchase Accounting

SALISBURY BANCORP, INC.

2016 Year in Review – Credit Quality

enriching!

Non Performing Loans to Loans


3.00
2.50
2.00
1.50
1.00
0.50
0.00
2.51
1.62
1.46
2.31
1.14
2012
2013
2014
2015
2016
Percentage

Other Real Estate Owned


4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
244
377
1,002
0
3,773
2012
2013
2014
2015
2016
Percentage

Net Charge Offs


1,600
1,400
1,200
1,000
800
600
400
200
0
786
743
459
559
1,424
2012
2013
2014
2015
2016
Percentage

Allowance for Loan Loss to Gross Loans


1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.10
1.06
0.79
0.81
0.80
2012
2013
2014
2015
2016
Percentage

Shareholder Value


Tangible Book Value
$30
$29
$28
$27
$26
$25
$24
$23
$22
$21
$20
$26.85
$27.12
$25.83
$27.69
$28.90
2012
2013
2014
2015
2016


Earnings Per Share
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.28
$2.30
$1.32
$3.02
$2.41
2012
2013
2014
2015
2016

Shareholder Value

Dividend Yield (%)


4.00
3.75
3.50
3.25
3.00
2.75
3.80
2.94
Jan 2016
Dec 2016

Price to Tangible Book (%)


140.00
130.00
120.00
110.00
100.00
90.00
132.99
106.08
Jan 2016
Dec 2016

Share Price ($)


40.00
38.00
36.00
34.00
32.00
30.00
28.00
26.00
38.15
29.51
Jan 2016
Dec 2016

Total Return (%)


20.00
15.00
10.00
5.00
0.00
-5.00
-10.00
-15.00
18.18
-11.84
Jan 2016
Dec 2016

Source: SNL Financial

Other Achievements

- Infrastructure Enhancements
  - Core System Upgrade
  - Telephone System Upgrade
    - Video conferencing capabilities

2017 First Quarter Results

	Q1 2017
Total Assets ($000)	939,549
Loans to Deposits (%)	98.99
Non-Performing Assets to Assets (%)	1.16
Tier 1 Leverage Ratio (%)	8.81
Return on Average Assets (%)	0.70
Return on Equity (%)	6.83
Efficiency Ratio (%)	69.06
Net Interest Margin (%)	3.74
Earnings per Share ($)	0.58
Price to Tangible Book Value (%)	132.4
Dividend Yield (%)	2.87

2017 Initiatives

- Optimize Core System
  - Live Chat
  - Enhanced Mobile Products
  - iProfit / iDashboard
- Social Media Deployment
- Leadership Development Program
- Introduce Trust and Wealth Advisory Services in Riverside Division

Newburgh Relocation (Pending)

Current Branch Location



New Branch Location


EAST
17 K

Newburgh Relocation (Pending)


RIVERSIDE BANK


RIVERSIDE BANK
Trust
enriching.

New Paltz Branch Acquisition (pending)

- ≈ $31 million in deposits
- ≈ $6.8 million in loans
- Anticipated consummation date of June 2, 2017



2017 Strategic Objectives

- Organic Growth
  - De Novo branches
  - Expand existing relationships
  - Attract new customers within our footprint
- Opportunistic Acquisitions
  - Branches
  - Wealth Advisory
  - Whole Bank

Questions

Results

- All nominees for Director have been elected by a plurality of the votes cast.
- Ratification of Baker Newman & Noyes, P.A., LLC as the Company's independent auditors for the fiscal year ending December 31, 2017 has been approved.
- The non-binding advisory vote on the compensation of the Named Executive Officers has been approved.
- The Salisbury Bancorp, Inc. 2017 Long Term Incentive Plan has been approved.

SALISBURY BANCORP, INC.

Salisbury Bancorp, Inc. is the holding company for Salisbury Bank and Trust Company



Cash Management
Personal Banking
CDARS
Mobile Banking
Debit Cards
Savings
Checking
Community
Employees
Shareholders
Customers
Retirement Planning
Together
Better Banking
Loans
Online Banking
Mortgages
Connecticut
New York
Trust & Estate Planning
Money Markets
Health Savings
Business Banking
Massachusetts
Direct Deposit
Investment Management
Wealth Advisory

2017 Annual Meeting of Shareholders